Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,580,663.70
Previously Paid Amount	0.00
Total Fee Amount	6,018.49
Total Offset Amount	0.00
Net Fee	$ 6,018.49